 Exhibit 99.5

SOCIAL MEDIA POSTS

Corporate channel

(@blckriflecoffee)

Twitter

Big things are brewing this week. We’re going public in partnership with SilverBox-Engaged — more coffee, more Veteran hiring, and more support for Veterans’ organizations #brcc #americascoffee (insert video).

LinkedIn

After nearly seven years of producing premium coffee for America and giving back to America’s heroes, we are going public with SilverBox-Engaged. This next step in Black Rifle’s journey will further our mission of producing great coffee and content while supporting America’s Veterans, active military, and first responders. (insert video).

@SilverBox Capital LLC @Engaged Capital LLC

Social Media Post

We started Black Rifle Coffee Company back in 2014, and it’s been a wild, caffeinated ride serving great coffee and content to you for the past seven years! Today, we’re excited to announce our next evolution: to become a publicly-traded company. Serving great coffee and culture to people who love America is still our passion, while keeping our focus on supporting the veteran, law enforcement, and first responder communities. In fact, this will be an important step toward reaching our goal of employing 10,000 veterans, and sharing in the success of the company by creating an opportunity for our supporters to invest in BRCC. None of this would be possible without the support you have given us every step of this journey. Thank you!

For more information go to blackriflecoffee.com/announcement

Twitter

Mat Best (@MatBest11x)

●	@blckriflecoffee is going public with SilverBox-Engaged. Proud to help lead a company that puts Veterans first, and looking forward to growing both our business and our support for America’s heroes. #brcc #americascoffee INSERT VIDEO

Logan Stark (@LoganStewStark)

●	Proud to announce that after nearly seven years of producing premium coffee for America, @blckriflecoffee is going public with SilverBox-Engaged. Excited to continue to put Veterans first in our biggest move yet. #brcc #americascoffee INSERT VIDEO

LinkedIn

Evan Hafer

●	Proud to announce that @Black Rifle Coffee Company is going public with SilverBox-Engaged. Looking forward to advancing our mission of serving premium coffee, hiring Veterans, and supporting the Veteran community.

@SilverBox Capital LLC @Engaged Capital LLC

(share video).

Mat Best

●	This makes me happy for America’s heroes. Excited for our next mission with SilverBox-Engaged.

@SilverBox Capital LLC @Engaged Capital LLC

(share Evan’s post).

Investors

Twitter

Congratulations to the @blckriflecoffee team on their exciting announcement! Proud to support a mission-driven and Veteran-founded company that gives back to America’s heroes.

LinkedIn

Big news today from @Black Rifle Coffee Company. Proud to support a mission-driven company that puts America’s heroes first. (share BRCC corporate post).

BRCC Staff

Twitter

Veteran staff

●	Proud to be a part of a company founded by Veterans and for Veterans. Congrats to our entire @blckriflecoffee team on the exciting announcement! (share BRCC corporate post).

Non-Veteran staff

●	Excited to be a part of a mission-driven company that puts America’s heroes first! Congrats to the entire @blckriflecoffee team on the exciting announcement! (share BRCC corporate post).

LinkedIn

Veteran staff

●	Proud to work for a company founded by Veterans. Excited to see what’s next for @Black Rifle Coffee Company! (share BRCC corporate post).

Non-veteran staff

●	Very exciting news today for @Black Rifle Coffee Company. Proud to be a part of a mission-driven team that prioritizes giving back to America’s heroes! (share BRCC corporate post).

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IMPORTANT LEGAL INFORMATION

Forward-Looking Statements

Certain statements in this communication are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Authentic Brands, LLC (the “Company”) or SilverBox Engaged Merger Corp I (“SBEA”). Forward-looking statements generally relate to future events or SBEA’s or the Company’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SBEA and its management, and the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) SBEA’s ability to complete the business combination; (2) the outcome of any legal proceedings that may be instituted against SBEA, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SBEA, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SBEA’s final prospectus relating to its initial public offering dated February 25, 2021, in the registration statement on Form S-4 (the “Form S-4”) relating to the business combination to be filed with the Securities and Exchange Commission (the “SEC”), and in subsequent filings with the SEC, including the final prospectus/proxy statement relating to the business combination. There may be additional risks that neither SBEA nor the Company presently know or that SBEA and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SBEA nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this communication.

Additional Information about the Proposed Business Combination and Where to Find It

This communication is being made in respect of the proposed transaction involving SBEA and the Company. In connection with the proposed business combination, the Form S-4 is expected to be filed by a newly-formed holding company (“PubCo”) with the SEC that will include a proxy statement of SBEA and that will also include a prospectus of PubCo. SBEA’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE FORM S-4, INCLUDING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT SBEA, PUBCO, THE COMPANY AND THE PROPOSED BUSINESS COMBINATION. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of SBEA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

SBEA, PubCo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from SBEA’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SBEA is contained in SBEA’s final prospectus related to its initial public offering dated February 25, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SBEA in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination that will be filed on Form S-4 when available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.